SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

-----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 11, 2003


                                 BE INCORPORATED
               (Exact name of registrant as specified in charter)

            DELAWARE              000-26387               94-3123667
  (State or other Jurisdiction  (Commission            (IRS Employer
        of incorporation)         File Number)        Identification No.)


                             655 WEST EVELYN STREET
                         MOUNTAIN VIEW, CALIFORNIA 94041
                    (Address of principal executive offices)

                                 (650) 965-4842
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On September 5, 2003, Be Incorporated, a Delaware corporation, announced that it and Microsoft Corporation have reached a mutually acceptable mediated settlement of an antitrust lawsuit filed by Be in February 2002, which is currently pending in the United States District Court for the District of Maryland in Baltimore. Be will receive a payment from Microsoft, after attorney's fees, in the amount of $23,250,000 to end further litigation. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.



Exhibit Number    Description
--------------   -------------

99.1 Press Release titled "Microsoft Corporation and Be Incorporated Reach Agreement to Settle Litigation" dated September 5, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 11, 2003
                                       BE INCORPORATED
                                       By: /s/ Daniel S. Johnston
                                       Daniel S. Johnston, President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------   -------------

99.1 Press Release titled "Microsoft Corporation and Be Incorporated Reach Agreement to Settle Litigation" dated September 5, 2003.